UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

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Interlink Plus, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4952 S Rainbow Blvd, Suite 326 Las Vegas, NV 89118

(Address of Principal Executive Office) (Zip Code)

(702) 824-7047

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Interlink Plus, Inc. (the "Company") is unable to timely file its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2020 (the "10-Q") due to circumstances related to the novel coronavirus ("COVID-19") outbreak.

On March 25, 2020, the U.S. Securities and Exchange Commission (the "SEC") issued an order under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder related to reporting requirements for certain public companies (the "SEC Order"). The SEC Order provides relief to public companies that are unable to timely comply with their filing obligations as a result of COVID-19 outbreak, if certain conditions are satisfied.

The Company's operations and business have experienced disruptions due to the unprecedented conditions surrounding the spread of COVID-19 throughout the United States. The Company is relying on the SEC Order to delay the filing of the 10-Q due to the circumstances related to COVID-19. In particular, COVID-19 has caused disruptions to the Company and its outside advisors which has delayed the completion and review of the Company's financial statements to be included in the 10-Q in the time required to timely file the 10-Q. Notwithstanding the foregoing, the Company expects to file the 10-Q no later than June 29, 2020 (which is 45 days following the 10-Q's original filing deadline of May 15, 2020).

In light of the current COVID-19 pandemic, the Company provides the following Risk Factor explaining the impact of COVID-19 on its business:

A pandemic, epidemic or outbreak of an infectious disease, such as COVID-19, may materially and adversely affect our business and operations.

The recent outbreak of COVID-19 originated in Wuhan, China, in December 2019 and has since spread to multiple countries, including the United States and several European countries. On March 11, 2020, the World Health Organization declared the outbreak a pandemic. The COVID-19 pandemic is affecting the United States and global economies and may affect our operations and those of third parties on which we rely, including by causing disruptions in staffing, order fulfillment and demand for our product. In addition, the COVID-19 pandemic may affect our revenues significantly. Additionally, while the potential economic impact brought by, and the duration of the COVID-19 pandemic is difficult to assess or predict, the impact of the COVID-19 pandemic on the global financial markets may reduce our ability to access capital, which could negatively impact our short-term and long-term liquidity. The ultimate impact of the COVID-19 pandemic is highly uncertain and subject to change. We do not yet know the full extent of potential delays or impacts on our business, financing or the global economy as a whole. However, these effects could have a material impact on our liquidity, capital resources, operations and business as our customer base is highly concentrated in the restaurant and entertainment sector.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words "may," "might," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 20, 2020	INTERLINK PLUS, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO

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